Exhibit 99.1

Financial News Release

Advanced Energy Announces Second Quarter 2021 Results and $200 million Share Repurchase Authorization

●	Q2 revenue was $361 million, meeting the guidance midpoint and up 6% from last year
●	GAAP EPS from continuing operations was $0.92
●	Non-GAAP EPS was $1.25, at midpoint of guidance and above year-ago EPS of $1.18
●	Share repurchase authorization increased to $200 million

DENVER, Colo., August 4, 2021 - Advanced Energy Industries, Inc. (Nasdaq: AEIS), a global leader in highly engineered, precision power conversion, measurement, and control solutions, today announced financial results for the second quarter ended June 30, 2021.

“We achieved year-over-year revenue and earnings growth in Q2,” said Steve Kelley, president and CEO of Advanced Energy. “Although the near-term supply chain and operating environment remains challenging, demand continues to strengthen across all our markets, and we have solid visibility into 2022. We are winning with our highly-engineered, proprietary power solutions, positioning the company to deliver long-term profitable growth.”

Second Quarter Results

Sales were $361.3 million in the second quarter of 2021, compared with $351.6 million in the first quarter of 2021 and $339.9 million in the second quarter of 2020.

GAAP net income from continuing operations was $35.5 million or $0.92 per diluted share in the quarter, compared with $38.4 million or $0.99 per diluted share in the prior quarter, and $29.3 million or $0.76 per diluted share a year ago.

Non-GAAP net income was $48.1 million or $1.25 per diluted share in the second quarter of 2021. This compares with $49.7 million or $1.29 per diluted share in the first quarter of 2021, and $45.4 million or $1.18 per diluted share in the second quarter of 2020.

A reconciliation of non-GAAP measures is provided in the tables below.

The company generated $33.8 million of operating cash flow from continuing operations during the quarter, made debt principal payments of $4.4 million, repurchased $6.5 million of common stock at $90.34 per share, paid $15.1 million for the acquisition of Tegam, Inc., and paid $3.9 million in a quarterly dividend.

New Share Repurchase Authorization

On July 29 the Board of Directors increased the company’s stock repurchase authorization to $200 million.

Discontinued Operations

The company’s financial statements for all periods presented reflect results for the continuing precision power business, with the discontinued inverter business included in discontinued operations for all purposes. Further financial detail regarding the amounts related to the discontinued inverter business is available in the company’s 2020 Annual Report on Form 10-K.

Third Quarter 2021 Guidance

Based on the company’s current view, beliefs and assumptions, guidance for the third quarter of 2021 is within the following ranges.

Q3 2021
Revenues	$340M +/- $15M
GAAP EPS from continuing operations	$0.52 +/- $0.20
Non-GAAP EPS	$0.80 +/- $0.20

Conference Call

Management will host a conference call today, August 4, 2021 at 8:30 a.m. Eastern Time to discuss Advanced Energy’s financial results. To register for the call please use this link (www.directeventreg.com/registration/event/3998884). A webcast will also be available on the company’s investors web page at ir.advancedenergy.com.

About Advanced Energy

Advanced Energy (Nasdaq: AEIS) is a global leader in the design and manufacturing of highly engineered, precision power conversion, measurement and control solutions for mission-critical applications and processes. AE’s power solutions enable customer innovation in complex applications for a wide range of industries including semiconductor equipment, industrial, manufacturing, telecommunications, data center computing and healthcare. With engineering know-how and responsive service and support around the globe, the company builds collaborative partnerships to meet technology advances, propel growth for its customers and innovate the future of power. Advanced Energy has devoted four decades to perfecting power for its global customers and is headquartered in Denver, Colorado, USA. For more information, visit www.advancedenergy.com.

Advanced Energy | Precision. Power. Performance.

For more information, contact:

Brian Smith

Advanced Energy

(970) 407-6555

brian.smith@aei.com

Non-GAAP Measures

This release includes GAAP and non-GAAP income and per-share earnings data and other GAAP and non-GAAP financial information. Advanced Energy’s non-GAAP measures exclude the impact of non-cash related charges such as stock-based compensation and amortization of intangible assets, as well as discontinued operations, and non-recurring items such as acquisition-related costs and restructuring expenses. Beginning in the second quarter of 2020, Advanced Energy’s non-GAAP measures exclude non-cash unrealized foreign currency gains or losses that result from remeasurement to functional currency long-term obligations related to pension and operating lease liabilities as the remeasurement does not represent current economic exposure and is unrelated to our overall operating performance. These long-term obligations were acquired in connection with the Artesyn acquisition and the company previously used derivatives to hedge the exposure; however, the company has determined it will no longer hedge these non-economic exposures. The tax effect of our non-GAAP adjustments represents the anticipated annual tax rate applied to each non-GAAP adjustment after consideration of their respective book and tax treatments.

The non-GAAP measures included in this release are not in accordance with, or an alternative for, similar measures calculated under generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Advanced Energy believes that these non-GAAP measures provide useful information to management and investors to evaluate business performance without the impacts of certain non-cash charges, non-economic foreign currency remeasurements, and other cash charges which are not part of the company’s usual operations. The company uses these non-GAAP measures to assess performance against business objectives, make business decisions, develop budgets, forecast future periods, assess trends and evaluate financial impacts of various scenarios. In addition, management’s incentive plans include these non-GAAP measures as criteria for achievements. Additionally, the company believes that these non-GAAP measures, in combination with its financial results calculated in accordance with GAAP, provide investors with additional perspective. While some of the excluded items may be incurred and reflected in the company’s GAAP financial results in the foreseeable future, the company believes that the items excluded from certain non-GAAP measures do not accurately reflect the underlying performance of its continuing operations for the period in which they are incurred. The use of non-GAAP measures has limitations in that such measures do not reflect all of the amounts associated with the company’s results of operations as determined in accordance with GAAP, and these measures should only be used to evaluate the company’s results of operations in conjunction with the corresponding GAAP measures. Please refer to the Form 8-K regarding this release furnished today to the Securities and Exchange Commission.

Forward-Looking Statements

The company’s guidance with respect to anticipated financial results, potential future growth and profitability, future business mix, expectations regarding future market trends, future performance within specific markets and other statements herein or made on the above-announced conference call that are not historical information are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to: (a) the effects of global macroeconomic conditions upon demand for our products and services; (b) the volatility and cyclicality of the industries the company serves, particularly the semiconductor industry; (c) delays in capital spending by end-users in our served markets; (d) the risks and uncertainties related to the integration of Artesyn Embedded Power including the optimization and reduction of our global manufacturing sites; (e) the continuing spread of COVID-19 and its potential adverse impact on our product manufacturing, research and development, supply chain, services and administrative operations; (f) supply chain disruptions and component shortages that may impact the company’s ability to obtain in a timely manner the materials necessary to manufacture its products; (g) the accuracy of the company’s estimates related to fulfilling solar inverter product warranty and post-warranty obligations; (h) the company’s ability to realize its plan to avoid additional costs after the solar inverter wind-down; (i) the accuracy of the company’s assumptions on which its financial statement projections are based; (j) the impact of product price changes, which may result from a variety of factors; (k) the timing of orders received from customers; (l) the company’s ability to realize benefits from cost improvement efforts including avoided costs, restructuring plans and inorganic growth; (m) unanticipated changes to management’s estimates, reserves or allowances; (n) changes and adjustments to the tax expense and benefits related to the U.S. tax reform that was enacted in late 2017; and (o) the impact of political, economic and policy tensions and conflicts between China and the United States including, but not limited to, trade wars and export restrictions between the two countries, China’s national security law for Hong Kong, and China’s expansion of control over the South China Sea, any of which could negatively impact our customers’ and our presence, operations, and financial results. These and other risks are described in Advanced Energy’s Form 10-K, Forms 10-Q and other reports and statements filed with the Securities and Exchange Commission (the “SEC”). These reports and statements are available on the SEC’s website at www.sec.gov. Copies may also be obtained from Advanced Energy’s investor relations page at ir.advancedenergy.com or by contacting Advanced Energy’s investor relations at 970-407-6555. Forward-looking statements are made and based on information available to the company on the date of this press release. Aspirational goals and targets discussed on the conference call or in the presentation materials should not be interpreted in any respect as guidance. The company assumes no obligation to update the information in this press release.

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in thousands, except per share data)

	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2021	2020	2021	2021	2020
Sales, net	$361,311	$339,880	$351,620	$712,931	$655,336
Cost of sales	226,278	209,576	214,117	440,395	412,801
Gross profit	135,033	130,304	137,503	272,536	242,535
	37.4%	38.3%	39.1%	38.2%	37.0%
Operating expenses:
Research and development	40,119	35,855	40,168	80,287	70,625
Selling, general, and administrative	48,110	48,174	46,731	94,841	94,165
Amortization of intangible assets	5,513	5,009	5,384	10,897	10,015
Restructuring expense	211	5,790	1,038	1,249	6,446
Total operating expenses	93,953	94,828	93,321	187,274	181,251
Operating income	41,080	35,476	44,182	85,262	61,284

Other income (expense), net	(3,662)	(1,587)	(507)	(4,169)	(5,097)
Income from continuing operations, before income taxes	37,418	33,889	43,675	81,093	56,187
Provision (benefit) for income taxes	1,876	4,610	5,284	7,160	8,510
Income from continuing operations	35,542	29,279	38,391	73,933	47,677
Income (loss) from discontinued operations, net of income taxes	(102)	(151)	310	208	(471)
Net income	35,440	29,128	38,701	74,141	47,206
Income from continuing operations attributable to noncontrolling interest	31	(16)	33	64	(1)
Net income attributable to Advanced Energy Industries, Inc.	$35,409	$29,144	$38,668	$74,077	$47,207

Basic weighted-average common shares outstanding	38,389	38,294	38,328	38,359	38,326
Diluted weighted-average common shares outstanding	38,586	38,458	38,583	38,589	38,525

Earnings per share attributable to Advanced Energy Industries, Inc:

Continuing operations:
Basic earnings per share	$0.93	$0.77	$1.00	$1.93	$1.24
Diluted earnings per share	$0.92	$0.76	$0.99	$1.91	$1.24

Discontinued operations:
Basic earnings (loss) per share	$—	$—	$0.01	$0.01	$(0.01)
Diluted earnings (loss) per share	$—	$—	$0.01	$0.01	$(0.01)

Net income:
Basic earnings per share	$0.92	$0.76	$1.01	$1.93	$1.23
Diluted earnings per share	$0.92	$0.76	$1.00	$1.92	$1.23

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in thousands)

	June 30,	December 31,
	2021	2020
ASSETS
Current assets:
Cash and cash equivalents	$507,176	$480,368
Marketable securities	2,828	2,654
Accounts and other receivable, net	243,353	235,178
Inventories	296,739	221,346
Income taxes receivable	15,075	4,804
Other current assets	38,815	35,899
Total current assets	1,103,986	980,249

Property and equipment, net	115,160	114,731
Operating lease right-of-use assets	101,419	103,858
Deposits and other assets	18,646	19,101
Goodwill and intangible assets, net	385,125	378,922
Deferred income tax assets	51,896	50,801
Total assets	$1,776,232	$1,647,662

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$206,723	$125,224
Other accrued expenses	137,633	137,081
Current portion of long-term debt	17,500	17,500
Current portion of operating lease liabilities	15,540	16,592
Total current liabilities	377,396	296,397

Long-term debt	296,045	304,546
Non-current liabilities	226,185	231,379
Long-term liabilities	522,230	535,925

Total liabilities	899,626	832,322

Advanced Energy stockholders' equity	875,941	814,739
Noncontrolling interest	665	601
Total stockholders’ equity	876,606	815,340
Total liabilities and stockholders’ equity	$1,776,232	$1,647,662

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)

(in thousands)

	Six Months Ended June 30,
	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$74,141	$47,206
Income (loss) from discontinued operations, net of income taxes	208	(471)
Income from continuing operations, net of income taxes	73,933	47,677

Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	25,744	23,196
Stock-based compensation expense	9,145	5,885
Provision for deferred income taxes	(1,663)	(1,439)
Discount on notes receivable	—	721
Loss on disposal of assets	446	231
Changes in operating assets and liabilities, net of assets acquired	(19,539)	(8,711)
Net cash from operating activities from continuing operations	88,066	67,560
Net cash from operating activities from discontinued operations	(377)	(586)
Net cash from operating activities	87,689	66,974

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of marketable securities	—	(167)
Issuance of notes receivable	—	(1,000)
Proceeds from sale of property and equipment	29	69
Purchases of property and equipment	(14,232)	(13,391)
Acquisitions, net of cash acquired	(18,686)	—
Net cash from investing activities from continuing operations	(32,889)	(14,489)
Net cash from investing activities from discontinued operations	—	—
Net cash from investing activities	(32,889)	(14,489)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on long-term borrowings	(8,750)	(8,750)
Dividend payments	(7,728)	—
Purchase and retirement of common stock	(6,503)	(7,248)
Net payments related to stock-based awards	(3,258)	(1,392)
Net cash from financing activities from continuing operations	(26,239)	(17,390)
Net cash from financing activities from discontinued operations	—	—
Net cash from in financing activities	(26,239)	(17,390)

EFFECT OF CURRENCY TRANSLATION ON CASH	(1,753)	(899)

NET CHANGE IN CASH AND CASH EQUIVALENTS	26,808	34,196
CASH AND CASH EQUIVALENTS, beginning of period	480,368	346,441
CASH AND CASH EQUIVALENTS, end of period	507,176	380,637
Less cash and cash equivalents from discontinued operations	—	—
CASH AND CASH EQUIVALENTS FROM CONTINUING OPERATIONS, end of period	$507,176	$380,637

ADVANCED ENERGY INDUSTRIES, INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

(in thousands)

Net Sales by Product Line	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2021	2020	2021	2021	2020
Semiconductor Equipment	$176,671	$145,424	$180,716	$357,387	$279,049
Industrial and Medical	83,197	70,886	78,415	161,612	132,865
Data Center Computing	69,458	83,316	59,154	128,612	169,499
Telecom and Networking	31,985	40,254	33,335	65,320	73,923
Total	$361,311	$339,880	$351,620	$712,931	$655,336

Net Sales by Geographic Region	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2021	2020	2021	2021	2020
United States	$139,525	$119,808	$131,598	$271,123	$236,505
North America (excluding United States)	26,112	29,952	26,247	52,359	77,586
Asia	148,803	170,753	149,591	298,394	281,728
Europe	44,491	19,048	40,422	84,913	58,184
Other Countries	2,380	319	3,762	6,142	1,333
Total	$361,311	$339,880	$351,620	$712,931	$655,336

ADVANCED ENERGY INDUSTRIES, INC.

SELECTED OTHER DATA (UNAUDITED)

(in thousands)

Reconciliation of Non-GAAP measure - operating expenses and operating income, excluding certain items	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2021	2020	2021	2021	2020
Gross profit from continuing operations, as reported	$135,033	$130,304	$137,503	$272,536	$242,535
Adjustments to gross profit:
Stock-based compensation	215	156	350	565	378
Facility expansion, relocation costs and other	1,997	970	1,838	3,835	2,513
Acquisition-related costs	84	215	8	92	5,356
Non-GAAP gross profit	137,329	131,645	139,699	277,028	250,782
Non-GAAP gross margin	38.0%	38.7%	39.7%	38.9%	38.3%

Operating expenses from continuing operations, as reported	93,953	94,828	93,321	187,274	181,251
Adjustments:
Amortization of intangible assets	(5,513)	(5,009)	(5,384)	(10,897)	(10,015)
Stock-based compensation	(3,229)	(2,681)	(5,351)	(8,580)	(5,507)
Acquisition-related costs	(2,328)	(2,978)	(2,028)	(4,356)	(5,383)
Facility expansion, relocation costs and other	(63)	(539)	(51)	(114)	(1,355)
Restructuring charges	(211)	(5,790)	(1,038)	(1,249)	(6,446)
Non-GAAP operating expenses	82,609	77,831	79,469	162,078	152,545
Non-GAAP operating income	$54,720	$53,814	$60,230	$114,950	$98,237
Non-GAAP operating margin	15.1%	15.8%	17.1%	16.1%	15.0%

Reconciliation of Non-GAAP measure - income excluding certain items	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2021	2020	2021	2021	2020
Income from continuing operations, less non-controlling interest, net of income taxes	$35,511	$29,295	$38,358	$73,869	$47,678
Adjustments:
Amortization of intangible assets	5,513	5,009	5,384	10,897	10,015
Acquisition-related costs	2,412	3,193	2,036	4,448	10,739
Facility expansion, relocation costs and other	2,060	1,509	1,889	3,949	3,868
Restructuring charges	211	5,790	1,038	1,249	6,446
Unrealized foreign currency (gain) loss	885	1,058	(2,202)	(1,317)	1,058
Acquisition-related and other costs included in other income (expense), net	899	—	87	986	—
Tax effect of Non-GAAP adjustments	(2,043)	(2,595)	(1,284)	(3,327)	(3,965)
Non-GAAP income, net of income taxes, excluding stock-based compensation	45,448	43,259	45,306	90,754	75,839
Stock-based compensation, net of taxes	2,636	2,170	4,362	6,998	4,533
Non-GAAP income, net of income taxes	$48,084	$45,429	$49,668	$97,752	$80,372

Reconciliation of Non-GAAP measure - per share earnings excluding certain items	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2021	2020	2021	2021	2020
Diluted earnings per share from continuing operations, as reported	$0.92	$0.76	$0.99	$1.91	$1.24
Add back (subtract):
Per share impact of Non-GAAP adjustments, net of tax	0.33	0.42	0.30	0.62	0.85
Non-GAAP per share earnings	$1.25	$1.18	$1.29	$2.53	$2.09

Quarterly results may not sum to year to date due to rounding

Reconciliation of Q3 2021 Guidance
	Low End	High End

Revenue	$325 million	$355 million

Reconciliation of Non-GAAP earnings per share
GAAP earnings per share	$0.32	$0.72
Stock-based compensation	0.11	0.11
Amortization of intangible assets	0.13	0.13
Restructuring and other	0.08	0.08
Tax effects of excluded items	(0.04)	(0.04)
Non-GAAP earnings per share	$0.60	$1.00